                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)


--------------------------------------------------------------------------------

  Distribution Date:  January 27, 2003

  (i)    Amount of principal being paid or distributed in respect of the
         Class A-1 Notes:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------  of Class A-1 Notes)
  (ii) Amount of principal being paid or distributed in respect of the Class A-2
       Notes:

                   $27,074,986.03
                   --------------------
                 ( $    0.0000558      , per $1,000 original principal amount of
                   -------------------- Class A-2 Notes)
  (iii) Amount of interest being paid or distributed in respect of the Class A-1
        Notes:

                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------- of Class A-1 Notes)
  (iv) Amount of interest being paid or distributed in respect of the Class A-2
       Notes:

                   $2,690,064.20
                   --------------------
                 (  $ 0.0000055        , per $1,000 original principal amount of
                   -------------------- Class A-2 Notes)

  (v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                   $0.00
                   --------------------
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   -------------------- of Class A-1 Notes)

         (2)  Distributed to Class A-2 Noteholders:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------  of Class A-2 Notes)

         (3)  Balance on Class A-1 Notes:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   -------------------- of Class A-1 Notes)

         (4)  Balance on Class A-2 Notes:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   -------------------- of Class A-2 Notes)
  (vi)   Payments made under the Cap Agreement on such date: January 24, 2003
                                                            -------------------
                 ( $0.00               with respect to the Class A-1 Notes,
                   --------------------
                 ( $0.00               with respect to the Class A-2 Notes;
                   --------------------
                   and the total outstanding amount owed to the Cap Provider:

  (vii)  Pool Balance at the end of the related Collection
         Period:                                                $452,383,933.90
                                                                ---------------
  (viii) After giving effect to distributions on this Distribution Date:
         (a)  (1)  Outstanding principal amount of Class A-1 Notes:    $0.00
                                                                   ------------
              (2)  Pool Factor for the Class A-1 Notes:                     -
                                                            -------------------
         (b)  (1)  Outstanding principal amount of
                   Class A-2 Notes:                             $452,383,933.90
                                                            -------------------
              (2)  Pool Factor for the Class A-2 Notes:       0.93275038
                                                            -----------------

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
  (ix)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                   1.8387500%     for the period
                   ---------------
              (2)  The Student Loan Rate was:    4.1534936%
                                              ---------------------------------
         (b)  Note Interest Rate for the Class A-1 Notes: 1.9587500%  (Based on 3-Month LIBOR)
                                                          ---------

         (c)  Note Interest Rate for the Class A-2 Notes: 2.1487500%
                                                          ---------   (Based on 3-Month LIBOR)

  (x)         Amount of Master Servicing Fee for related Collection Period:   $575,654.01
                                                                              -------------

                    $ 0.000003838  , per $1,000 original principal amount
                   --------------  of Class A-1 Notes.

                    $ 0.000001187 , per $1,000 original principal amount of
                   --------------   Class A-2 Notes.

  (xi)        Amount of Administration Fee for related Collection
              Period:                                                 $3,000.00
                                                                    -----------
                    $ 0.000000020   , per $1,000 original principal amount
                    --------------- of Class A-1 Notes.
                    $ 0.000000006   , per $1,000 original principal amount
                    --------------- of Class A-2 Notes.

  (xii)  (a)  Aggregate amount of Realized Losses (if any) for the
              related Collection Period:                            $643,450.39
                                                                    -----------

         (b)  Delinquent Contracts                         # Disb.        %               $ Amount           %
                                                           -------        -               --------           -
              30-60 Days Delinquent                            943      1.67%           $10,757,474         2.90%
              61-90 Days Delinquent                            464      0.82%           $ 5,463,652         1.47%
              91-120 Days Delinquent                           380      0.67%           $ 4,457,550         1.20%
              More than 120 Days Delinquent                    208      0.37%           $ 2,441,653         0.66%
              Claims Filed Awaiting Payment                    405      0.72%           $ 4,526,844         1.22%
                                                      -------------   ------            -----------      -------
                 TOTAL                                       2,400      4.25%           $27,647,173         7.45% *

         (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:               $0.00
                                                                                                  ---------------

         (d)  Reserve Account Balance                                                              $8,390,531.10
                                                                                                   -------------------------
              Draw for this Distribution Date                                                              $0.00
                                                                                                   -------------------------
              Realized Loss Draw                                                                           $0.00
                                                                                                   -------------------------
  (xiii) Amount in the Prefunding Account:       $0.00
                                            --------------
  (xiv)       Amount remaining in the Subsequent Pool Pre-Funding Subaccount not
              used to acquire Subsequent Pool Student Loans:   $ -
                                                            -----------------------
  (xv)   Amount in the Pre-Funding Account at the end of the Funding period to be distributed:             $0.00
                                                                                                   -------------------------
  (xvi)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:         $105,000.00
                                                                                                   -------------------------
  (xvii) Amount received from Securities Insurer with respect to the Securities
         Guaranty Insurance Policy:

  (xviii)Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
         to the Securities Guaranty Insurance Policy:        $0.00
                                                     ----------------------
  (xix)  The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                  $22,844.17
                                                                                                   -------------------------
         The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                     $0.00
                                                                                                   -------------------------
         The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                        $0.00
                                                                                                   -------------------------

         The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                        $0.00
         and the amount of any Termination Pymt either paid by or made to the Trust on             -------------------------
         such Distribution Date:                                                                           $0.00
                                                                                                   -------------------------


  1/22/03 2:53 PM

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